Principal Life Insurance Company Separate Account B

Supplement dated May 2, 2017 to
the Statutory Prospectus dated May 1, 2017 for:

Personal Variable Annuity
Premier Variable Annuity
Principal FreedomSM Variable Annuity
Principal FreedomSM Variable Annuity 2
Principal Investment Plus Variable AnnuitySM (for applications signed on or after August 1, 2013)
Principal Investment Plus Variable AnnuitySM (for applications signed before August 1, 2013)
Principal Lifetime Income SolutionsSM
Principal Lifetime Income Solutions II Variable AnnuitySM
Principal Pivot Series Variable AnnuitySM
Principal Variable Annuity
Principal Variable Annuity with Purchase Payment Credit Rider

This supplement updates information contained in the Statutory Prospectus for the variable annuity insurance contracts referenced above. Please retain this supplement for future reference.

Throughout the prospectus, change any references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Principal Variable Contracts Funds for which PMC had served as investment advisor.

TABLE OF SEPARATE ACCOUNT DIVISIONS
For applicable Principal Variable Contracts Funds, in the “Investment Advisor” line, change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI, and PGI became the investment advisor to these funds.
For applicable Principal Variable Contracts Funds, in the “Investment Advisor” line, change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.
For funds for which the above changes result in PGI as the only investment advisor listed, delete any references to a sub-advisory agreement.

1